UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2024

Vitesse Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41546	88-3617511
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5619 DTC Parkway, Suite 700 Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 361-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2, below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VTS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01        Entry into a Material Definitive Agreement.

Arrangement Agreement

The Arrangement

On December 15, 2024, Vitesse Energy, Inc., a Delaware Corporation (“Vitesse”), and Lucero Energy Corp., a corporation organized and existing under the laws of the Province of Alberta, Canada (“Lucero”), entered into an Arrangement Agreement (the “Arrangement Agreement”), pursuant to which, on the terms and subject to the conditions set forth therein, Vitesse will acquire Lucero in an all-stock transaction, subject to satisfaction of certain closing conditions (the “Arrangement”). The Arrangement will be effected pursuant to, among other provisions, section 193 of the Business Corporations Act (Alberta) (the “ABCA”), and a plan of arrangement (as may be amended from time to time in accordance with the Arrangement Agreement, the “Plan of Arrangement”).

Consideration

On the terms and subject to the conditions set forth in the Arrangement Agreement, and in accordance with the ABCA and the Plan of Arrangement, at the effective time of the Arrangement (the “Effective Time”), each common share of Lucero (each a “Lucero Share”) issued and outstanding immediately prior to the Effective Time (other than Lucero Shares with respect to which dissenters’ rights have been validly exercised and not validly withdrawn) will be transferred to Vitesse in exchange for 0.01239 of a share of common stock, par value $0.01 per share (“Vitesse Common Stock”), as may be adjusted pursuant to the Plan of Arrangement, of Vitesse (the “Vitesse Share Issuance”). In no event shall any holder of Lucero Shares be entitled to fractional shares of Vitesse Common Stock.

Governance

The Arrangement Agreement provides that at the Effective Time, Vitesse will increase the number of directors (the “Board Increase”) comprising the Board of Directors of Vitesse (the “Vitesse Board”) by two persons and will, unless otherwise agreed in writing by Vitesse and Lucero, fill the vacancies created by the Board Increase with M. Bruce Chernoff and Gary Reaves (the “Designated Directors”); provided that at least one of the Designated Directors are independent under the rules and regulations of the New York Stock Exchange (the “NYSE”) as determined by the Nominating, Governance and Environmental and Social Responsibility Committee of Vitesse. In addition, Vitesse will include the Designated Directors in the slate of nominees recommended by the Vitesse Board for election as directors at its 2025 annual meeting of stockholders if the Effective Time occurs prior to such annual meeting.

Conditions to the Arrangement

Completion of the Arrangement is subject to certain customary conditions, including, among others: (i) approval of the Arrangement Agreement and the Arrangement by the holders of Lucero Shares (the “Lucero Shareholder Approval”), (ii) approvals of the Vitesse Share Issuance by the holders of Vitesse Common Stock (the “Vitesse Stockholder Approval”), (iii) the approval of the Arrangement by the Court of King’s Bench of Alberta on terms materially consistent with the Arrangement Agreement and otherwise reasonably satisfactory to Vitesse and Lucero, (iv) the authorization of the listing of the shares of Vitesse Common Stock issuable in the Vitesse Share Issuance on the NYSE, (v) the absence of a law or order that has the effect of making illegal or otherwise prohibiting the consummation of the Arrangement, (vi) holders of no more than 5% of the Lucero Shares having validly exercised, and not withdrawn, dissenters’ rights, (vii) the representations and warranties of each party being true and correct (subject to certain qualifications) and (viii) performance in all material respects by each party with respect to its obligations and compliance by each party in all material respects with its covenants required to be performed or complied with by it at or prior to the Effective Time.

Termination Rights

The Arrangement Agreement contains certain termination rights for both Vitesse and Lucero, including, among others, (i) mutual consent by Vitesse and Lucero, (ii) by either Vitesse or Lucero if (A) the Arrangement shall not have been consummated on or prior to June 15, 2025, or (B) a final non-appealable governmental order has been issued prohibiting the Arrangement, (iii) by either party if either (A) the Lucero Shareholder Approval shall not have been obtained or (B) the Vitesse Stockholder Approval shall have not been obtained, (iv) by a party if the other party breaches any of its representations, warranties or covenants in the Arrangement Agreement in a manner that would cause the corresponding condition to not be satisfied, subject to certain conditions, (v) by a party if the other party’s board of directors changes its recommendation with respect to the Arrangement, (vi) by a party if there is a willful and material breach by the other party of the applicable restrictions with respect to soliciting competing business combination transactions and the board of directors changes its recommendation with respect to the Arrangement and (vii) by a party in order for such party to enter into a definitive agreement with respect to a superior competing business combination transaction (provided that such party has not materially breached the applicable non-solicitation restrictions).

If the Arrangement Agreement is terminated in certain specified circumstances, Vitesse or Lucero would be required to pay the other party a termination fee of $15,000,000 and $10,000,000, respectively.

Other Terms of the Arrangement Agreement

Vitesse and Lucero each have made customary representations, warranties and covenants in the Arrangement Agreement, in each case generally subject to customary materiality qualifiers. Among other things, each party has agreed, subject to certain exceptions, (i) to use reasonable commercial efforts to conduct its business in the ordinary course from the date of the Arrangement Agreement until the earlier of the Effective Time or the termination of the Arrangement Agreement, and not to take certain actions prior to the Effective Time without the prior written consent of the other party, (ii) to use reasonable commercial efforts to cause the Arrangement to be consummated, (iii) not to solicit alternative business combination transactions, (iv) to convene meetings of its respective stockholders and shareholders for the purpose of obtaining the Vitesse Stockholder Approval or Lucero Shareholder Approval, as applicable, and recommend to its respective stockholders and shareholders to approve the Vitesse Share Issuance or the Arrangement, as applicable, and (v) use reasonable efforts to implement certain reorganization transactions as the parties may otherwise agree, subject to certain limitations.

The foregoing summary of the Arrangement Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Arrangement Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Arrangement Agreement and the above description of the Arrangement Agreement have been included to provide investors and security holders with information regarding the terms of the Arrangement Agreement. They are not intended to provide any other factual information about Vitesse, Lucero or their respective subsidiaries. The representations, warranties and covenants contained in the Arrangement Agreement were made only for purposes of the Arrangement Agreement and as of specific dates, were solely for the benefit of the parties to the Arrangement Agreement, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Vitesse, Lucero or any of their respective subsidiaries. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Arrangement Agreement, which subsequent information may or may not be fully reflected in public disclosures by Vitesse or Lucero.

Lucero Voting Agreements

In connection with the execution of the Arrangement Agreement, Vitesse and each director and executive officer of Lucero and certain existing shareholders of Lucero, including FR XIII PetroShale Holdings L.P. (collectively, the “Lucero Supporting Shareholders”), entered into Voting and Support and Lock-Up Agreements, dated December 15, 2024 (the “Lucero Voting Agreements”), pursuant to which each Lucero Supporting Shareholder has agreed to vote the Lucero Shares of which such Lucero Supporting Shareholder is the beneficial owner (the “Subject Lucero Shares”) in favor of the Arrangement Agreement and the transactions contemplated thereby, including the Arrangement, and each Lucero Supporting Shareholder has irrevocably granted to, and appointed, Vitesse as such Lucero Supporting Shareholder’s proxy and attorney-in-fact in connection therewith. Such obligations of each Lucero Supporting Shareholder will continue until the earliest of (i) the termination of the Lucero Voting Agreement in accordance with the provisions thereof, (ii) the Effective Time of the Arrangement and (iii) a change in recommendation by the Board of Directors of Lucero with respect to the Arrangement. Each Lucero Voting Agreement terminates upon the earliest to occur of (i) the termination of the Arrangement Agreement, (ii) any amendment, modification or waiver of the Arrangement Agreement that (A) decreases the consideration payable to the applicable Lucero Supporting Shareholder (other than certain de minimis decreases), (B) changes the form of the consideration payable by Vitesse under the Arrangement Agreement or (C) is materially adverse to the applicable Lucero Supporting Shareholder, unless, in each case, such Lucero Supporting Shareholder has consented in writing to such amendment, modification or waiver, and (iii) the mutual written agreement of Vitesse and such Lucero Supporting Shareholder.

Additionally, certain of the Lucero Supporting Shareholders have agreed, subject to certain customary exceptions, not to directly or indirectly sell or otherwise transfer or dispose of legal or beneficial ownership in their Subject Lucero Shares during the period commencing on the closing date of the Arrangement and ending on the 366th day following the closing date of the Arrangement.

The foregoing summary of the Lucero Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Lucero Voting Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Vitesse Voting Agreements

In connection with the execution of the Arrangement Agreement, Vitesse, Lucero and each of Robert Gerrity, Chairman and Chief Executive Officer of Vitesse, Brian Friedman and Joseph Steinberg, each a director of Vitesse (collectively, the “Vitesse Supporting Stockholders”), entered into Voting and Support and Lock-Up Agreements, dated December 15, 2024 (the “Vitesse Voting Agreements”), pursuant to which each Vitesse Supporting Stockholder has agreed to vote a specified number of shares of Vitesse Common Stock for which such Vitesse Supporting Stockholder is the beneficial owner (the “Subject Vitesse Shares”) in favor of the Vitesse Share Issuance, and each Vitesse Supporting Stockholder has irrevocably granted to, and appointed, Lucero as, such Vitesse Supporting Stockholder’s proxy and attorney-in-fact in connection therewith. Such obligations of each Vitesse Supporting Stockholder will continue until the earliest of (i) the termination of the Vitesse Voting Agreement in accordance with the provisions thereof, (ii) the Effective Time of the Arrangement and (iii) a change in recommendation by the Vitesse Board with respect to the Arrangement. Each Vitesse Voting Agreement terminates upon the earliest to occur of (i) the termination of the Arrangement Agreement, (ii) any amendment of the Arrangement Agreement that increases the consideration payable by Vitesse (other than certain de minimis increases) and (iii) the mutual written agreement of the parties.

Additionally, during the period commencing on the closing date of the Arrangement and ending on the 366th day following the closing date of the Arrangement, each Vitesse Supporting Stockholder has agreed, subject to certain customary exceptions, not to directly or indirectly sell or otherwise transfer or dispose of legal or beneficial ownership in the Subject Vitesse Shares.

The foregoing summary of the Vitesse Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Vitesse Voting Agreement, a copy of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 3.02        Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the Vitesse Share Issuance is incorporated by reference herein. The securities to be issued pursuant to the Arrangement Agreement will be issued in reliance upon Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”), which exempts from the registration requirements under the Securities Act any securities that are issued in exchange for one or more bona fide outstanding securities where the terms and conditions of such issuance and exchange are approved, after a hearing upon the fairness of such terms and conditions at which all persons to whom it is proposed to issue securities in such exchange shall have the right to appear, by any court expressly authorized by law to grant such approval.

No Offer or Solicitation

This report does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the proposed transaction between Vitesse and Lucero or otherwise, nor shall there be any offer or solicitation in any jurisdiction in which such offer or solicitation would be unlawful under the securities laws of any such jurisdiction.

Important Additional Information

In connection with the proposed transaction, Vitesse intends to file materials with the Securities and Exchange Commission (the “SEC”) and Lucero intends to file materials on the SEDAR+ system maintained by the Canadian Securities Administrators (“SEDAR+”). Vitesse intends to file a Proxy Statement with the SEC in connection with the solicitation of proxies to obtain Vitesse stockholder approval for the issuance of stock in the proposed transaction, and Lucero intends to file an information circular and proxy statement (the “Circular”) with the TSX Venture Exchange (“TSXV”) and on SEDAR+ in connection with the solicitation of proxies to obtain Lucero shareholder approval of the proposed transaction. Vitesse intends to mail or otherwise provide a Proxy Statement to the stockholders of Vitesse. This report is not a substitute for the Proxy Statement, the Circular or for any other document that Vitesse or Lucero may file with the SEC or on SEDAR+ and/or send to Vitesse’s stockholders and/or Lucero’s shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF VITESSE AND LUCERO ARE URGED TO CAREFULLY AND THOROUGHLY READ THE PROXY STATEMENT AND THE CIRCULAR, RESPECTIVELY, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY VITESSE AND/OR LUCERO WITH THE SEC OR ON SEDAR+, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VITESSE, LUCERO, THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.

Stockholders of Vitesse and shareholders of Lucero will be able to obtain free copies of the Proxy Statement and the Circular, as each may be amended from time to time, and other relevant documents filed by Vitesse with the SEC when they become available through the website maintained by the SEC at www.sec.gov, and by Lucero when they become available on SEDAR+ at www.sedarplus.ca. Copies of documents filed with the SEC by Vitesse will be available free of charge from Vitesse’s website at ir.vitesse-vts.com or by contacting Vitesse’s Investor Relations Department at (720) 532-8232. Copies of documents filed on SEDAR+ by Lucero will be available free of charge from Lucero’s website at www.lucerocorp.com/investors/ or by contacting Lucero’s Investor Relations Department at (877) 573-0181.

Participants in the Solicitation

Vitesse and its directors, executive officers and certain other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Vitesse’s stockholders in connection with the proposed transaction. Information regarding the interests of the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of Vitesse in connection with the proposed transaction, will be set forth in the Proxy Statement and the other relevant documents to be filed with the SEC. Stockholders can find information about Vitesse and its directors and executive officers and their ownership of Vitesse common stock in the Proxy Statement for Vitesse’s 2024 Annual Meeting, filed with the SEC on March 20, 2024, and additional information about the ownership of Vitesse common stock by Vitesse directors and executive officers is included in their Forms 3, 4 and 5 filed with the SEC.

Forward-Looking Statements

Certain statements in this report are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include statements concerning the proposed transaction, including any statements regarding the expected timetable for completing the transaction, the results and effects of the transaction and any other statements regarding Vitesse’s or Lucero’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. Forward-looking statements can be identified by words such as “anticipate,” “believe,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecast,” “predict,” “outlook,” “target,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “likely” “plan,” “positioned,” “strategy,” and similar words and expressions.

Forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the possibility that stockholders of Vitesse may not approve the Vitesse Share Issuance in the transaction or that shareholders of Lucero may not approve the transaction; the risk that a condition to closing of the transaction may not be satisfied; that either party may terminate the Arrangement Agreement or that the closing of the transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships of Vitesse or Lucero, including those resulting from the announcement or completion of the transaction; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Vitesse and Lucero; the effects of the transaction, including Vitesse’s future financial condition, results of operations, strategy and plans; the ability of Vitesse to realize anticipated synergies in the timeframe expected or at all; changes in capital markets; regulatory approval of the transaction; the effects of commodity prices, including any resulting impact on Vitesse’s ability to sustain its anticipated dividend following the closing of the transaction; the risks of oil and gas activities; and the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the transaction.

Additional factors that could cause actual results to differ materially from those anticipated can be found in Vitesse’s Annual Report on Form 10-K for the year ended December 31, 2023, and subsequent Quarterly Reports on Form 10-Q, which are on file with the SEC and available from Vitesse's website at ir.vitesse-vts.com, and in other documents Vitesse files with the SEC; and in Lucero’s annual information form for the year ended December 31, 2023, which is on file with TSXV and on SEDAR+ and available from Lucero’s website at www.lucerocorp.com/investors/, and in other documents Lucero files with TSXV or on SEDAR+.

All forward-looking statements speak only as of the date they are made and are based on information and assumptions believed to be valid at that time. Neither Vitesse nor Lucero assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by applicable securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Item 9.01        Financial Statements and Exhibits.

(d)

Exhibit Number	Description

2.1*	Arrangement Agreement, dated as of December 15, 2024, between Vitesse Energy, Inc. and Lucero Energy Corp.
10.1	Form of Lucero Voting Agreement (included in Exhibit 2.1).
10.2	Form of Vitesse Voting Agreement (included in Exhibit 2.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Vitesse hereby undertakes to furnish supplementally, copies of any of the omitted schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2024	VITESSE ENERGY, INC.

/s/ James P. Henderson
James P. Henderson
Chief Financial Officer